Exhibit 99.2
Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 1 Veeco (Nasdaq: VECO) August 8, 2022 Q2 2022 Financial Results Conference Call

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 2 2 Safe Harbor This presentation contains “forward - looking statements”, within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 , as amended, that are based on management’s expectations, estimates, projections and assumptions .. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward - looking statements .. Forward - looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID - 19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results ; and other statements that are not historical facts .. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance .. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation : the level of demand for our products ; global economic and industry conditions ; the effects of regional or global health epidemics, including the effects of the COVID - 19 pandemic on the Company’s operations and on those of our customers and suppliers ; global trade issues, including the ongoing trade disputes between the U .. S .. and China, and changes in trade and export license policies ; our dependency on third - party suppliers and outsourcing partners ; the timing of customer orders ; our ability to develop, deliver and support new products and technologies ; our ability to expand our current markets, increase market share and develop new markets ; the concentrated nature of our customer base ; our ability to obtain and protect intellectual property rights in key technologies ; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees ; the variability of results among products and end - markets, and our ability to accurately forecast future results, market conditions, and customer requirements ; the impact of our indebtedness, including our convertible senior notes and our capped call transactions ; and other risks and uncertainties described in our SEC filings on Forms 10 - K, 10 - Q and 8 - K, and from time - to - time in our other SEC reports .. All forward - looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation .. The Company does not undertake any obligation to update or publicly revise any forward - looking statements to reflect events, circumstances or changes in expectations after the date of this presentation ..

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 3 CEO Overview and Market Update Bill Miller

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 4 4 Q2 2022 Highlights $164M $23M 35¢ Revenue Non - GAAP Operating Income Diluted Non - GAAP EPS • Another record quarter of semiconductor revenue • Demand for our products continues to outpace supply – backlog growth • Published 2021 sustainability report • Supply chain challenges persist Solid quarterly results despite persistent supply chain challenges A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 5 5 Mobility and Immersive User Experience Connecting people on the move with technologies such as 5G, sensors, advanced displays The Cloud High speed communication and storage of enormous amounts of data Differentiated Technologies Aligned with Megatrends Compound Semiconductor Semiconductor Growth Markets Core Technologies Megatrends Laser Annealing AP Lithography Ion Beam Wet Processing MOCVD Transformation of the Automotive Industry Electrification and autonomous advancements High Performance Computing/AI Faster and more efficient computing to enable large scale data center applications and artificial intelligence Data Storage Ion Beam Deposition Ion Beam Etch AI – Artificial Intelligence 5G – Fifth generation wireless technology AP – Advanced Packaging MOCVD – Metal Organic Chemical Vapor Deposition

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 6 6 2022 Priorities – Executing Our Growth Plan Protect ▪ Capacity Expansion ▪ New technology evaluations ▪ Service capability ▪ Safety ▪ Culture ▪ 10% - 17% revenue growth ▪ Supply chain ▪ Quality ▪ Delivery ▪ Evaluations Growth & Profitability A transformed company on an accelerated growth trajectory Execute Innovate & Invest Strategy Execution

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 7 CFO Financial Review John Kiernan

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 8 8 Q2 2022 Revenue by Market & Region 60% 19% 13% 8% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 30% 35% 17% 17% EMEA China United States Rest of APAC $164M Revenue Trend ($M) Q2 21 Q1 22 Q2 22 Semiconductor 54 78 98 Compound Semi 24 37 31 Data Storage 52 22 22 Scientific & Other 16 20 14 Total 146 156 164 Amounts may not calculate precisely due to rounding. ROW is 1%

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 9 9 Q2 Operating Results In millions (except per share amounts) GAAP Non - GAAP Q1 22 Q2 22 Q1 22 Q2 22 Revenue $156.4 $164.0 $156.4 $164.0 Gross Profit 66.0 64.3 67.5 66.2 Gross Margin 42.2% 39.2% 43.1% 40.3% Operating Expenses 49.5 51.4 42.8 43.2 Operating Income 16.5 12.8 24.7 23.0 Net Income 13.3 9.7 21.7 20.0 Diluted Earnings Per Share $0.24 $0.18 $0.38 $0.35 Diluted Shares 65.3 59.5 63.6 63.3 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 10 10 Balance Sheet and Cash Flow Highlights $ millions Q1 22 Q2 22 Cash & Short - Term Investments 232 231 Accounts Receivable 99 127 Inventories 179 176 Accounts Payable 56 47 Long - Term Debt Including Current Portion 274 274 Cash Flow from Operations 25 3 DSO (days) 57 70 DIO 174 160 DPO 57 43 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 11 11 Q3 2022 Guidance GAAP Non - GAAP Revenue $160M - $180M $160M - $180M Gross Margin 40% - 42% 41% - 43% Operating Expenses $53M - $55M $45M - $47M Net Income $7M - $17M $18M - $28M Diluted Earnings Per Share $0.14 – $0.30 $0.32 - $0.48 A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 12 Thank You Q&A

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 13 Backup and Financial Tables

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 14 14 Historical Revenue by End - Market $M 2019 2020 2021 2022 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Semiconductor 44.6 37.8 41.8 51.3 175.6 37.4 37.5 33.6 57.4 165.9 51.6 53.7 76.3 65.4 247.1 77.6 97.5 Compound Semi 15.0 16.4 26.3 28.1 85.9 18.4 17.8 26.6 45.2 107.9 24.8 24.2 23.3 34.7 107.0 37.1 31.1 Data Storage 19.6 22.7 24.1 17.6 84.1 38.9 28.3 36.9 19.2 123.3 41.0 52.0 39.3 36.5 168.8 21.6 21.5 Scientific & Other 20.2 20.8 16.6 16.2 73.8 9.8 15.1 15.0 17.1 57.0 16.4 16.4 11.4 16.3 60.5 20.1 13.8 Total 99.4 97.8 109.0 113.2 419.3 104.5 98.6 112.1 138.9 454.2 133.7 146.3 150.2 153.0 583.3 156.4 164.0 Amounts may not calculate precisely due to rounding.

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 15 15 Convertible Notes as of June 30, 2022 (1) Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction (2) Weighted average (3) Reflects the adoption of ASU 2020 - 06, effective January 1, 2022 Amounts may not calculate precisely due to rounding. Convertible Debt Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non - Cash Interest 3 Initial Conversion Price Convertible Notes Due Jan 2023 $20M $20M 2.7% $0.5M $0.1M $40.03 Convertible Notes Due Jan 2025 $133M $131M 3.5% $4.7M $0.5M $24.00 Convertible Notes Due June 2027 $125M $123M 3.75% $4.6M $0.4M $18.46 1 Total Convertible Debt $278M $274M 3.6% 2 $9.8M $1.0M

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 16 16 Effect of New Accounting Standard for Convertible Notes on Diluted EPS (Effective Q1 2022) Based upon current Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if - co nverted method for diluted EPS purposes, which the Company is now required to use upon adoption of ASU 2020 - 06, effective Q1 2022. The EPS thresholds mentioned above represent various ranges at which some of our Notes may become di lutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti - dilutive. * The non - GAAP incremental dilutive shares includes the impact of the Company’s capped call transactions issued concurrently wit h our 2027 Notes, and assumes an average per share stock price above $18.46. Quarterly GAAP Non - GAAP* EPS threshold before effect of Notes Reduction to Interest expense for EPS calculation (in thousands) Incremental Dilutive Shares** (in thousands) EPS threshold before effect of Notes Reduction to Interest expense for EPS calculation (in thousands) Incremental Dilutive Shares** (in thousands) ≥ $0.14 < $0.23 $1,272 8,942 ≥ $0.17 < $0.21 $1,172 6,771 ≥ $0.23 < $0.32 $2,544 14,463 ≥ $0.21 < $0.27 $2,331 12,292 ≥ $0.32 $2,704 14,967 ≥ $0.27 $2,467 12,796 Annual GAAP Non - GAAP* EPS threshold before effect of Notes Reduction to Interest expense for EPS calculation (in thousands) Incremental Dilutive Shares** (in thousands) EPS threshold before effect of Notes Reduction to Interest expense for EPS calculation (in thousands) Incremental Dilutive Shares** (in thousands) ≥ $0.57 < $0.92 $5,096 8,942 ≥ $0.69 < $0.84 $4,688 6,771 ≥ $0.92 < $1.27 $10,190 14,463 ≥ $0.84 < $1.08 $9,325 12,292 ≥ $1.27 $10,832 14,967 ≥ $1.08 $9,870 12,796

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 17 17 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items ; these financial measures are therefore not calculated in accordance with U .. S .. generally accepted accounting principles (“GAAP”) .. These Non - GAAP financial measures exclude items such as : share - based compensation expense ; charges relating to restructuring initiatives ; non - cash asset impairments ; certain other non - operating gains and losses ; and acquisition - related items such as transaction costs, non - cash amortization of acquired intangible assets, incremental transaction - related compensation, and certain integration costs .. These Non - GAAP financial measures may be different from Non - GAAP financial measures used by other companies .. Non - GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP .. By excluding these items, Non - GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts .. Management is evaluated on key performance metrics including Non - GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods .. These Non - GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision - making .. In addition, similar Non - GAAP financial measures have historically been reported to investors ; the inclusion of comparable numbers provides consistency in financial reporting .. Investors are encouraged to review the reconciliation of the Non - GAAP financial measures used in this news release to their most directly comparable GAAP financial measures ..

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 18 18 Supplemental Information — GAAP to Non - GAAP Reconciliation Amounts may not calculate precisely due to rounding. In millions Q1 22 Q2 22 Net sales $156.4 $164.0 GAAP gross profit 66.0 64.3 GAAP gross margin 42.2% 39.2% Add: Share - based comp 0.9 1.3 Add: Other 0.5 0.7 Non - GAAP gross profit $67.5 $66.2 Non - GAAP gross margin 43.1% 40.3% In millions Q1 22 Q2 22 GAAP Net income $13.3 $9.7 Add: Share - b ased comp 4.5 6.3 Add: Amortization 2.5 2.5 Add: Transition expenses related to San Jose expansion project 1.2 1.3 Add: Depreciation of PP&E fair value step - up for purchase accounting 0.1 0.1 Add: Interest expense 2.8 2.6 Add: Tax expense (benefit) 0.4 0.5 Non - GAAP operating income $24.7 $23.0 In millions, except per share amounts Q1 22 Q2 22 GAAP Basic weighted average shares 49.6 49.7 GAAP Diluted weighted average shares 65.3 59.5 GAAP Basic EPS $0.27 $0.19 GAAP Diluted EPS $0.24 $0.18 GAAP Net income $13.3 $9.7 Add: Share - based comp 4.5 6.3 Add: Amortization 2.5 2.5 Add: Transition expenses related to San Jose expansion project 1.2 1.3 Add: Depreciation of PP&E fair value step - up for purchase accounting 0.1 0.1 Add: Non - cash interest expense 0.2 0.2 Add: Tax adjustment from GAAP to Non - GAAP (0.1) (0.1) Non - GAAP net income $21.7 $20.0 Non - GAAP basic EPS $0.44 $0.40 Non - GAAP diluted EPS $0.38 $0.35 Non - GAAP basic weighted average shares 49.6 49.7 Non - GAAP diluted weighted average shares 63.6 63.3

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 19 19 Reconciliation of GAAP to non - GAAP Financial Data Non - GAAP Adjustments GAAP Share - Based Compensation Amortization Other Non - GAAP Net Sales $164.0 $164.0 Gross Profit 64.3 1.3 — 0.7 66.2 Gross Margin 39.2% 40.3% Operating Expenses $51.4 (5.0) (2.5) (0.7) $43.2 Operating Income $12.8 6.3 2.5 1.4 $23.0 Net Income $9.7 6.3 2.5 1.5 $20.0 Q2 2022 Actual: GAAP to Non - GAAP Reconciliation (in millions, except per share amounts) Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non - GAAP Net Income $9.7 $20.0 Add: Interest on Convertible Senior Notes 1.3 2.5 Net income available to common shareholders 10.9 22.4 Basic weighted average common shares 49.7 49.7 Add: Dilutive effect of share - based awards 0.8 0.8 Add: Dilutive effect of 2023 Convertible Senior Notes - 0.5 Add: Dilutive effect of 2025 Convertible Senior Notes - 5.5 Add: Dilutive effect of 2027 Convertible Senior Notes 8.9 6.8 Diluted weighted average common shares 59.5 63.3 Basic income per common share $0.19 $0.40 Diluted income per common share $0.18 $0.35 Other Non - GAAP Adjustments Transition expenses related to San Jose expansion project $1.3 Depreciation of PPE fair value step - up associated with the Ultratech purchase accounting 0.1 Subtotal 1.4 Non - cash Interest Expense 0.2 Non - GAAP tax adjustment (0.1) Total Other $1.5

Q2 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 20 20 Reconciliation of GAAP to non - GAAP Financial Data Non - GAAP Adjustments GAAP Share - Based Compensation Amortization Other Non - GAAP Net Sales $160 – $180 $160 – $180 Gross Profit 64 – 75 1 — 1 66 – 77 Gross Margin 40% – 42% 41% – 43% Operating Expenses $53 – $55 (5) (3) (1) $45 – $47 Operating Income $11 – $20 6 3 1 $21 – $30 Net Income $7 – $17 6 3 2 $18 – $28 Income per Diluted Share $0.14 – $0.30 $0.32 – $0.48 Q3 2022 Guidance (in millions, except per share amounts) Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non - GAAP Net Income $7 – $17 $18 – $28 Add: Interest on Convertible Senior Notes 1 - 3 2 Net income available to common shareholders 8 - 20 20 - 30 Basic weighted average common shares 50 50 Add: Dilutive effect of share - based awards 1 1 Add: Dilutive effect of 2023 Convertible Senior Notes - - Add: Dilutive effect of 2025 Convertible Senior Notes 0 - 6 6 Add: Dilutive effect of 2027 Convertible Senior Notes 9 7 Diluted weighted average common shares 60 - 66 64 Income per diluted common share $0.14 - $0.30 $0.32 - $0.48 Reconciliation of GAAP Net Income to non - GAAP Operating Income GAAP Net Income $7 – $17 Share - Based Compensation 6 Amortization 3 Interest Expense, Net 3 Other 2 - 1 Non - GAAP Operating Income $21 – $30